UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 25, 2019
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
6634 Hwy 53
Braselton, GA 30517
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2019, Larry L. Enterline notified Fox Factory Holding Corp. (the “Company”) that he has decided to retire from his role as Chief Executive Officer (“CEO”) of the Company as of June 29, 2019 (the “Effective Date”). Following the Effective Date, Mr. Enterline will remain an employee of the Company and will serve as Executive Chairman of the Board of Directors (the “Board”).

In accordance with its CEO succession plan, on February 25, 2019, the Board appointed Michael C. Dennison to succeed Mr. Enterline as CEO of the Company on the Effective Date. Mr. Dennison, who has held the position of President, Powered Vehicles Group since August 2018 and has served as a director on the Board since February 2018, will continue to serve as director following the Effective Date. Mr. Dennison, 51, served as the President of the Consumer Technologies Group at Flex Ltd. (NASDAQ: FLEX) prior to joining the Company. Additional biographical information for Mr. Dennison is contained in the Company’s Definitive Proxy Statement filed on March 15, 2018, and which is incorporated herein by reference.

As the Executive Chairman, Mr. Enterline will play a critical role in the CEO transition process, and will work with the Board and Mr. Dennison on strategy and business development initiatives. Mr. Enterline will remain an employee and will be subject to relevant plans and policies of the Company applicable to employees.

At the time of this report, the Company has not entered into any compensation arrangements with either Mr. Dennison or Mr. Enterline in connection with the transitions described above. Such arrangements will be filed as an amendment to this Current Report on Form 8-K, once entered into. Previous agreements between each of Mr. Dennison and Mr. Enterline and the Company regarding employment shall continue in force until such time as new arrangements are entered into.

Mr. Dennison has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, has no arrangement or understanding between him and any other person required to be disclosed pursuant to Item 401(b) of Regulation S-K and has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K.

Item 7.01     Regulation FD Disclosure

On February 26, 2019, the Company issued a press release announcing the succession plans outlined in Item 5.01 of this Current Report on Form 8-K. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Copy of press release issued by Fox Factory Holding Corp. on	February 26, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	February 26, 2019	By:	/s/ ZVI GLASMAN

Zvi Glasman
Chief Financial Officer and Treasurer